SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 Bestgate Road, Suite 1000 Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

On November 4, 2003, FTI Consulting, Inc. (“FTI”) filed a report on Form 8-K with the Securities and Exchange Commission stating that on November 3, 2004 FTI had completed the acquisition of assets and certain liabilities of the domestic Dispute Advisory Services Business of KPMG LLP (the “DAS Business”) through its acquisition subsidiary, DAS Business LLC. On November 14, 2003, FTI filed its Form 8-K reporting financial statements and pro forma financial information would be filed within 60 days after the initial filing.

The DAS Business was not a separate reporting unit of KPMG. Accordingly, separate complete historical financial statements for the DAS Business are not available and, in FTI’s opinion, the preparation of complete separate financial statements for the DAS Business would include financial information and require arbitrary allocations of expenses that would not be meaningful to investors. Accordingly, FTI requested that the Commission’s Staff not object to the presentation of an audited statement of assets acquired and a statement of operating revenue and expenses directly related to the DAS Business for the year ended September 30, 2003 in satisfaction of Rule 3-05 of Regulation S-X, as required by Item 7(a) of Form 8-K. In a letter dated November 4, 2003 to Theodore I. Pincus, Executive Vice President and Chief Financial Officer of FTI, the Commission agreed not to object to this proposed financial statement presentation of the DAS Business in satisfaction of Rule 3-05 of Regulation S-X. This Form 8-K/A contains such financial statements and information and required pro forma financial information.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired:

Statements of Revenues and Direct Expenses and Assets Acquired Associated with the DAS Business of KPMG LLP as of and for the fiscal year ended September 30, 2003 and Report of Independent Certified Public Accountants.

Notes to Statements of Revenues and Direct Costs and Assets Acquired Associated with the DAS Business of KPMG LLP.

(b)	Pro Forma Financial Information:

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2002, which includes FTI’s historical results of operations for its fiscal year ended December 31, 2002 combined with the historical operating revenues and expenses directly related to the DAS Business for KPMG’s fiscal year ended September 30, 2003.

Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003, which includes FTI’s historical results of operations for the nine months ended September 30, 2003 combined with the historical operating revenues and expenses directly related to the DAS Business for the nine months ended September 30, 2003.

Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired at September 30, 2003.

Notes to unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated October 22, 2003, by and among KPMG LLP, DAS Business LLC and FTI Consulting, Inc. (previously filed as Exhibit 2.1 to Form 8-K filed on October 22, 2003)

23.1	Consent of Grant Thornton LLP, Independent Auditors

99.1	Audited Financial Statements and Report of Independent Certified Public Accountants on the Statements of Revenues and Direct Expenses and Assets Acquired Associated with the DAS Business of KPMG LLP as of and for the fiscal year ended September 30, 2003, including notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2002, which includes FTI’s historical results of operations for its fiscal year ended December 31, 2002 combined with the historical operating revenues and expenses directly related to the DAS Business for KPMG’s fiscal year ended September 30, 2003, Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003, which includes FTI’s historical results of operations for the nine months ended September 30, 2003 combined with the historical operating revenues and expenses directly related to the DAS Business for the nine months ended September 30, 2003, and Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired at September 30, 2003, including notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: January 14, 2004	By:	/s/ THEODORE I. PINCUS

Theodore I. Pincus Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, Independent Auditors

99.1	Audited Financial Statements and Report Independent Certified Public Accountants on the Statements of Revenues and Direct Expenses and Assets Acquired Associated with to the DAS Business of KPMG LLP as of and for the fiscal year ended September 30, 2003, including notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2002, which includes FTI’s historical results of operations for its fiscal year ended December 31, 2002 combined with the historical operating revenues and expenses directly related to the DAS Business for KPMG’s fiscal year ended September 30, 2003, Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003, which includes FTI’s historical results of operations for the nine months ended September 30, 2003 combined with the historical operating revenues and expenses directly related to the DAS Business for the nine months ended September 30, 2003, and Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired at September 30, 2003, including notes thereto.